  FPA Perennial Fund, Inc.

                                                        ANNUAL REPORT

                              DECEMBER 31, 2002

[FPA LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064
PA75ANRPT203

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     The year 2002 saw a continuation of the downturn which began in April 2000, and was for most indexes the worst year of the past three. After five years of gains exceeding 20% from 1995-1999, the big-cap oriented S&P 500 and Nasdaq averages declined for the third consecutive year, with the S&P down 22% and the Nasdaq down 32%. Since peaking in March 2000, the S&P has declined 40% and the Nasdaq is down 74%.

     Including the most recent year's loss, the market has now retraced its steps back to mid-1997. The enormous gains of the late 1990s are increasingly just a distant memory. For the six years as a whole, market returns are only slightly positive, as shown on the table below for the indexes that best represent large- and small-stock performance.

                                      CUMULATIVE RETURNS            1997 - 2002
                                    1997-1999    2000-2002    CUMULATIVE   ANNUALIZED
                                    ---------    ---------    ----------   ----------
Nasdaq                                 215%        (67)%          3%           1%
S&P 500                                108%        (37)%         29%           4%
Russell 2000                            45%        (21)%         14%           2%
Perennial                               63%         21%          97%          12%

     Perennial's 10.6% decline in 2002 was a good deal better than the 17.8% retreat of the benchmark Russell 2500, but was nevertheless a substantial absolute loss and, as such, a disappointing year. As shown in the table below, Perennial has outperformed its benchmark, the Russell 2500, for the past five years, an average of eight points annually.

                                                                        FIVE
                       1998      1999      2000      2001      2002     YEARS*
                      ------    ------    ------    ------    ------    ------
Perennial               4.8%     25.3%     10.2%     22.7%    (10.6)%    9.7%
Russell 2500            0.4%     24.2%      4.3%      1.2%    (17.8)%    1.6%

*Annualized Return

     A company which has been in the Perennial portfolio for about two years, and where we have recently substantially increased the position size, is SCANSOURCE.

     ScanSource is a distributor of specialty technology products which sells about 23,000 products from over 60 vendors to over 13,000 value added resellers. It specializes in three categories:

     -    Automatic data collection (bar code printers and scanners)

     -    Point of Sale (computer based "cash registers")

     -    Business Telephony Systems

     Distribution channels for the products that ScanSource sells have evolved through three stages:

     1)   Direct sales by manufacturers to end-users.

     2) Single-tier distribution in which manufacturers sell to value-added resellers, who in turn sell directly to end-users.

     3) Two-tier distribution, in which manufacturers sell to wholesale distributors, including ScanSource, who sell only to resellers, who then sell to end-users.

     Although this evolution has increased the complexity of the distribution process, it is a response to changes in the marketplace, and in fact has made distribution lower cost and more efficient. The drivers of this channel evolution include:

     - Cost reduction/outsourcing -- Declining prices for many technology products make direct sales calls by manufacturers too expensive. In addition, manufacturers want to focus on product management and shift other functions to resellers and distributors. These tasks include marketing, technical support, inventory management and fulfillment, and credit.

     - Multi-Vendor Solutions -- Open systems encourage configurations which include products from a variety of manufacturers. Integrating these products into a successful solution is best done by a value-added reseller or systems integrator.

     An illustration may help the reader to understand this process. Let's suppose a developer is building an office building and wishes to provide paid parking for tenants and guests. He does not have the expertise internally to evaluate and install the products needed to operate this parking system, which include tenant ID cards, ticket printers and scanners, and the computer software and hardware needed to manage the system. Instead, he uses a value-added reseller who configures the system, specifies and purchases its component products, and installs, integrates and maintains the system. In turn, the value-added reseller finds it much more convenient to purchase all the system components from a single distributor, rather than many manufacturers.

     As this evolution has progressed, the percent of sales going through indirect channels (value-added resellers and systems integrators) has increased, as has the percent of this business being served by two-step distribution.

     This has greatly benefited ScanSource, which has been able to grow because of expansion in the underlying market for its products, as well as from the increased share of its served markets moving through distributors.

     ScanSource has always had an intense focus on earning high returns on invested capital. It is constantly reviewing vendor and customer relationships, as well as individual product lines, for profitability. When necessary, it seeks adjustment to gross margin, value added services provided, or working capital levels to insure that its return targets are met.

     As a result, ScanSource has achieved excellent financial results over the years. Return on equity exceeds 20% and the company has grown assets and revenues at over 30% annually -- especially impressive as the company has raised no new equity since 1998 and has held debt as a percent of capital to only 25%. Although we do not expect this very rapid growth of the past to continue, we believe that more modest 10-15% growth with continued high returns on capital is a reasonable expectation.

     Our recent opportunity to increase Perennial's ScanSource position results from a slowdown in revenue growth which we believe is driven mostly by management disarray at two major ScanSource vendors (Symbol Technologies and Avaya) as well as temporary profit pressures associated with expansion in Europe and distribution changes in low-end telephony systems. We believe these issues are transient and our purchase of ScanSource stock at a PE of just 13x will be well rewarded over the long term.

Respectfully submitted,

/s/ Eric S. Ende

Eric S. Ende
President and Portfolio Manager
February 3, 2003

                             HISTORICAL PERFORMANCE

CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA PERENNIAL FUND, INC. VS. RUSSELL 2500 INDEX AND LIPPER SMALL-CAP VALUE FUND AVERAGE FROM JANUARY 1, 1993 TO DECEMBER 31, 2002

[CHART]

                                        AVERAGE ANNUAL TOTAL RETURN
    FPA PERENNIAL FUND, INC.           YEARS ENDED DECEMBER 31, 2002
                                       ------------------------------
                                       1 YEAR     5 YEARS    10 YEARS
                                       ------     -------    --------
At Net Asset Value                     -10.59%     9.69%      12.82%
With Maximum 5.25% Sales Charge        -15.28%     8.51%      12.42%

                                   12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97
                                   --------  --------  --------  --------  --------  --------
Russell 2500                         10,000    11,654    11,530    15,186    18,075    22,479
Lipper Small-Cap Core Fund Average   10,000    11,256    11,172    14,355    16,803    19,744
FPA Perennial Fund, Inc. (NAV)       10,000    10,464    10,461    12,267    14,769    18,358
FPA Perennial Fund, Inc.              9,475     9,915     9,912    11,623    13,993    17,394

                                   12/31/98  12/31/99  12/31/00  12/31/01  12/31/02
                                   --------  --------  --------  --------  --------
Russell 2500                         22,564    28,013    29,209    29,566    24,311
Lipper Small-Cap Core Fund Average   19,923    22,912    26,060    28,246    23,096
FPA Perennial Fund, Inc. (NAV)       19,239    24,108    26,557    32,594    29,144
FPA Perennial Fund, Inc.             18,229    22,842    25,163    30,883    27,614

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Small-Cap Core Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Perennial Fund, Inc., with an ending value of $27,614, reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $29,144. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                             MAJOR PORTFOLIO CHANGES
                   For the Six Months Ended December 31, 2002
                                   (Unaudited)

                                                                          SHARES
                                                                          ------
NET PURCHASES

COMMON STOCKS
Advanced Fibre Communications, Inc.                                       55,000
Black Box Corporation                                                     15,000
CEC Entertainment, Inc. (1)                                               55,000
Cal Dive International, Inc.                                              50,000
CarMax, Inc. (1)                                                          89,987
Clayton Homes, Inc.                                                       65,000
Cognex Corporation                                                        65,000
Crane Co.                                                                 20,000
Engelhard Corporation                                                     55,000
Knight Transportation, Inc. (1)                                           35,000
Manpower Inc.                                                             32,000
National Commerce Financial Corporation                                   20,000
Noble Corporation                                                         25,000
North Fork Bancorporation, Inc. (1)                                       37,000
OM Group, Inc.                                                            33,000
Ocular Sciences, Inc.                                                     16,900
Office Depot, Inc.                                                        45,000
O'Reilly Automotive, Inc.                                                 22,500
Plantronics, Inc.                                                         33,000
Renal Care Group, Inc. (1)                                                72,000
ScanSource, Inc.                                                          17,000

NET SALES

COMMON STOCKS
Arrow Electronics, Inc. (2)                                               41,000
Belden Inc. (2)                                                           49,000
Landauer, Inc.                                                            10,000
Martin Marietta Materials, Inc. (2)                                       28,000
Stratos Lightwave, Inc. (2)                                               45,339

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                December 31, 2002

COMMON STOCKS                                           SHARES          VALUE
----------------------------------------------------   ---------     -----------
PRODUCER DURABLE GOODS -- 16.5%
Cognex Corporation*                                      135,000     $ 2,488,050
Crane Co.                                                105,000       2,092,650
Denison International plc (ADR)*                          75,000       1,200,000
Donaldson Company, Inc.                                   18,000         648,000
Graco Inc.                                                94,950       2,720,317
IDEX Corporation                                          65,000       2,125,500
Manitowoc Company, Inc., The                              50,000       1,275,000
Zebra Technologies Corporation (Class A)*                 45,000       2,578,500
                                                                     -----------
                                                                     $15,128,017
                                                                     -----------
TECHNOLOGY -- 11.2%
Advanced Fibre Communications, Inc.*                     165,000     $ 2,752,200
KEMET Corporation*                                        60,900         532,266
Plantronics, Inc.*                                        95,000       1,437,350
SanDisk Corporation*                                     230,000       4,669,000
TriQuint Semiconductor, Inc.*                            209,691         889,090
                                                                     -----------
                                                                     $10,279,906
                                                                     -----------
ENERGY -- 9.3%
Cal Dive International, Inc.*                            130,000     $ 3,055,000
Noble Corporation*                                        80,000       2,812,000
Tidewater Inc.                                            85,000       2,643,500
                                                                     -----------
                                                                     $ 8,510,500
                                                                     -----------
HEALTH CARE -- 8.9%
Landauer, Inc.                                            45,000     $ 1,563,750
Lincare Holdings Inc.*                                    80,000       2,529,600
Ocular Sciences, Inc.*                                   115,000       1,784,800
Renal Care Group, Inc.*                                   72,000       2,278,080
                                                                     -----------
                                                                     $ 8,156,230
                                                                     -----------
BUSINESS SERVICES & SUPPLIES -- 7.4%
HON INDUSTRIES INC                                        75,000     $ 2,121,000
Manpower Inc.                                             65,000       2,073,500
Office Depot, Inc.*                                      175,000       2,583,000
                                                                     -----------
                                                                     $ 6,777,500
                                                                     -----------
RETAILING -- 7.0%
CEC Entertainment, Inc.*                                  55,000     $ 1,688,500
CarMax, Inc.*                                             89,987       1,608,968
Circuit City Stores, Inc.                                100,000         742,000
O'Reilly Automotive, Inc.*                                95,000       2,402,550
                                                                     -----------
                                                                     $ 6,442,018
                                                                     -----------

                            PORTFOLIO OF INVESTMENTS
                                December 31, 2002

                                                            SHARES OR
                                                            PRINCIPAL
COMMON STOCKS-CONTINUED                                       AMOUNT          VALUE
-------------------------------------------------------    -------------   -----------
DISTRIBUTION -- 5.1%
Black Box Corporation                                             60,000   $ 2,688,000
ScanSource, Inc.*                                                 40,000     1,972,000
                                                                           -----------
                                                                           $ 4,660,000
                                                                           -----------
BANKING -- 4.3%
National Commerce Financial Corporation                          115,000   $ 2,742,750
North Fork Bancorporation, Inc.                                   37,000     1,248,380
                                                                           -----------
                                                                           $ 3,991,130
                                                                           -----------
MATERIALS -- 3.0%
Engelhard Corporation                                            105,000   $ 2,346,750
OM Group, Inc.                                                    65,000       447,200
                                                                           -----------
                                                                           $ 2,793,950
                                                                           -----------
CONSUMER DURABLE GOODS -- 2.8%
Clayton Homes, Inc.                                              210,000   $ 2,557,800
                                                                           -----------
INSURANCE -- 1.3%
Brown & Brown, Inc.                                               36,800   $ 1,189,376
                                                                           -----------
TRANSPORTATION -- 0.8%
Knight Transportation, Inc.                                       35,000   $   735,000
                                                                           -----------
TOTAL COMMON STOCKS -- 77.6% (Cost $64,164,152)                            $71,221,427
                                                                           -----------
CONVERTIBLE DEBENTURE -- 0.2% (Cost $705,250)
Reptron Electronics, Inc. -- 6.75% 2004                      $   775,000   $   178,250
                                                                           -----------
TOTAL INVESTMENT SECURITIES -- 77.8% (Cost $64,869,402)                    $71,399,677
                                                                           -----------
SHORT-TERM INVESTMENTS -- 22.1% (Cost $20,309,368)
Short-Term Corporate Notes:

  General Electric Capital Corporation -- 1.18% 1/02/03      $ 4,395,000   $ 4,394,856
  Gannet Co., Inc. -- 1.29% 1/03/03                            4,700,000     4,699,663
  Chevron Texaco Corporation -- 1.31% 1/06/03                  3,595,000     3,594,346
  American General Finance Corporation -- 1.33% 1/13/03        3,124,000     3,122,615
  General Electric Capital Services, Inc. -- 1.30% 1/14/03     4,500,000     4,497,888
                                                                           -----------
TOTAL SHORT-TERM INVESTMENTS                                               $20,309,368
                                                                           -----------
TOTAL INVESTMENTS -- 99.9% (Cost $85,178,770)                              $91,709,045
Other assets and liabilities, net -- 0.1%                                       69,584
                                                                           -----------
TOTAL NET ASSETS -- 100%                                                   $91,778,629
                                                                           ===========

*Non-income producing security
See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2002

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $64,869,402)                          $ 71,399,677
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less)                             20,309,368    $ 91,709,045
                                                             ------------
  Cash                                                                                766
  Receivable for:
    Capital stock sold                                       $    982,242
    Dividends and accrued interest                                 62,122       1,044,364
                                                             ------------    ------------
                                                                             $ 92,754,175

LIABILITIES
  Payable for:
    Investment securities purchased                          $    524,200
    Capital stock repurchased                                     366,925
    Advisory fees and financial services                           61,170
    Accrued expenses                                               23,251         975,546
                                                             ------------    ------------
NET ASSETS                                                                   $ 91,778,629
                                                                             ============

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    25,000,000 shares; outstanding 4,497,594 shares                          $     44,976
  Additional Paid-in Capital                                                   85,512,158
  Accumulated net loss on investments                                            (126,793)
  Accumulated net investment loss                                                (181,987)
  Unrealized appreciation of investments                                        6,530,275
                                                                             ------------
  Net assets at December 31, 2002                                            $ 91,778,629
                                                                             ============

NET ASSET VALUE, REDEMPTION PRICE AND
 MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share
 (net assets divided by shares outstanding)                                        $20.41
                                                                                   ======

Maximum offering price per share
 (100/94.75 of per share net asset value)                                          $21.54
                                                                                   ======

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2002

INVESTMENT INCOME
    Interest                                                                    $    233,021
    Dividends                                                                        411,043
                                                                                ------------
                                                                                $    644,064
EXPENSES -- Note 3:
    Advisory fees                                               $    506,462
    Transfer agent fees and expenses                                 114,021
    Financial services                                                70,225
    Audit fees                                                        28,400
    Custodian fees                                                    26,323
    Directors' fees and expenses                                      22,169
    Registration fees                                                 21,218
    Reports to shareholders                                           19,265
    Legal fees                                                         8,489
    Other expenses                                                     9,479         826,051
                                                                ------------    ------------
            Net investment loss                                                 $   (181,987)
                                                                                ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities 60 days or less)   $  3,566,138
    Cost of investment securities sold                             3,634,359
                                                                ------------
      Net realized loss on investments                                          $    (68,221)
Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year                $ 15,843,466
    Unrealized appreciation at end of year                         6,530,275
                                                                ------------
      Decrease in unrealized appreciation of investments                          (9,313,191)
                                                                                ------------
            Net realized and unrealized loss on investments                     $ (9,381,412)
                                                                                ------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                               $ (9,563,399)
                                                                                ============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                              -----------------------------------------------------------
                                                         2002                            2001
                                              ---------------------------    ----------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                $   (181,987)                  $    (47,966)
  Net realized gain (loss) on investments          (68,221)                     4,197,320
  Increase (decrease) in unrealized
    appreciation of investments                 (9,313,191)                     5,078,836
                                              ------------                   ------------
Increase (decrease) in net assets resulting
  from operations                                            $ (9,563,399)                  $  9,228,190
Distributions to shareholders from net
  realized capital gains                                       (1,036,773)                    (4,255,231)
Capital Stock transactions:
  Proceeds from Capital Stock sold            $ 86,075,280                   $  8,475,058
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions                 868,514                      3,697,945
  Cost of Capital Stock repurchased            (36,540,287)    50,403,507      (5,340,334)     6,832,669
                                              ------------   ------------    ------------   ------------
Total increase in net assets                                 $ 39,803,335                   $ 11,805,628

NET ASSETS
Beginning of year                                              51,975,294                     40,169,666
                                                             ------------                   ------------
End of year                                                  $ 91,778,629                   $ 51,975,294
                                                             ============                   ============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                    3,789,069                        379,363
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions                                                39,676                        160,775
Shares of Capital Stock repurchased                            (1,576,575)                      (245,875)
                                                             ------------                   ------------
Increase in Capital Stock outstanding                           2,252,170                        294,263
                                                             ============                   ============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                 YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------------
                                                   2002        2001        2000        1999        1998
                                                  -------     -------     -------     -------     -------
Per share operating performance:
Net asset value at beginning of year              $ 23.15     $ 20.59     $ 20.45     $ 20.15     $ 24.00
                                                  -------     -------     -------     -------     -------
Income from investment operations:
  Net investment income (loss)                    $ (0.04)    $ (0.02)         --     $ (0.03)    $  0.07
  Net realized and unrealized gain (loss)
   on investment securities                         (2.39)       4.65     $  1.95        4.89        0.82
                                                  -------     -------     -------     -------     -------
Total from investment operations                  $ (2.43)    $  4.63     $  1.95     $  4.86     $  0.89
                                                  -------     -------     -------     -------     -------
Less distributions:
  Dividends from net investment income                 --          --          --          --     $ (0.11)
  Distributions from net realized capital gains   $ (0.31)    $ (2.07)    $ (1.81)    $ (4.56)      (4.63)
                                                  -------     -------     -------     -------     -------
  Total distributions                             $ (0.31)    $ (2.07)    $ (1.81)    $ (4.56)    $ (4.74)
                                                  -------     -------     -------     -------     -------
Net asset value at end of year                    $ 20.41     $ 23.15     $ 20.59     $ 20.45     $ 20.15
                                                  -------     -------     -------     -------     -------
                                                  -------     -------     -------     -------     -------
Total investment return*                           (10.59)%     22.73%      10.16%      25.31%       4.80%
Ratios/supplemental data:
Net assets at end of year (in thousands)          $91,779     $51,975     $40,170     $43,116     $49,813
Ratio of expenses to average net assets              1.15%       1.24%       1.24%       1.30%       1.16%
Ratio of net investment income (loss) to
  average net assets                                (0.25)%     (0.11)%      0.02%      (0.15)%      0.32%
Portfolio turnover rate                                 6%         25%         16%         16%         34%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                               December 31, 2002

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     FPA Perennial Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities which are unlisted are valued at the most recent bid price. Short-term investments with maturities 60 days or less are valued at cost plus interest earned which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES, SALES AND TAX DIFFERENCES

     The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $37,837,433 for the year ended December 31, 2002. Realized gains or losses are based on the specific-certificate identification method.

     All of the amounts reported in the financial statements at December 31, 2002 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2002 for federal income tax and financial reporting purposes was $13,289,717 and $6,759,442, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 11/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended December 31, 2002, the Fund paid aggregate fees of $22,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund.

A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended December 31, 2002, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $54,767 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.


                          INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA PERENNIAL FUND, INC.

     We have audited the accompanying statement of assets and liabilities of FPA Perennial Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2002, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of FPA Perennial Fund, Inc., for the year ended December 31, 2001 and financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated February 1, 2002, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the 2002 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Perennial Fund, Inc. as of December 31, 2002, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Los Angeles, California
January 31, 2003

                        DIRECTOR AND OFFICER INFORMATION
                                   (Unaudited)

                                                                                                      PORTFOLIOS IN
                                                                                                      FUND COMPLEX
        NAME, AGE &             POSITION(S)     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)        OVERSEEN BY        OTHER
          ADDRESS               WITH COMPANY       YEARS SERVED         DURING THE PAST 5 YEARS         DIRECTOR       DIRECTORSHIPS
          -------               ------------       ------------         -----------------------         --------       -------------
Willard H. Altman, Jr. -- (67)  Director        Term: Life             Retired. Formerly, until            6
11400 W. Olympic Blvd.                          Years Served:  5       1995, Partner of Ernst &
Suite 1200                                                             Young LLP. Vice President
Los Angeles, CA  90064                                                 of Evangelical Council for
                                                                       Financial Accountability
                                                                       from 1995 to 2002.

John P. Endicott -- (84)        Director        Term: Life             Independent Management              1
11400 W. Olympic Blvd.                          Years Served:  20      Consultant.
Suite 1200
Los Angeles, CA  90064

Leonard Mautner - (85)          Director        Term: Life             President, Leonard Mautner          2
11400 W. Olympic Blvd.                          Years Served:  20      Associates; General Partner,
Suite 1200                                                             Goodman & Mautner Ltd.
Los Angeles, CA  90064


Lawrence J. Sheehan -- (70)     Director        Term: Life             Of counsel to, and partner          5
11400 W. Olympic Blvd.                          Years Served:  12      (1969 to 1994) of, the law
Suite 1200                                                             firm of O'Melveny & Myers
Los Angeles, CA  90064                                                 LLP, legal counsel to the
                                                                       Company.

Eric S. Ende -- (58)            Director,       Term: Life             Senior Vice President of            3
11400 W. Olympic Blvd.          President &     Years Served:  3       the Adviser.
Suite 1200                      Portfolio
Los Angeles, CA  90064          Manager


Steven R. Geist -- (49)         Executive       Years Served:  7       Vice President of the
11400 W. Olympic Blvd.          Vice President                         Adviser.
Suite 1200                      & Portfolio
Los Angeles, CA  90064          Manager

J. Richard Atwood -- (42)       Treasurer       Years Served:  6       Principal and Chief                             First Pacific
11400 W. Olympic Blvd.                                                 Operating Officer of the                        Advisors,
Suite 1200                                                             Adviser. President, Chief                       Inc. and
Los Angeles, CA  90064                                                 Executive Officer, Chief                        FPA Fund
                                                                       Financial Officer and                           Distributors,
                                                                       Treasurer of FPA Fund                           Inc.
                                                                       Distributors, Inc.

Sherry Sasaki -- (48)           Secretary       Years Served:  20      Assistant Vice President
11400 W. Olympic Blvd.                                                 and Secretary of the
Suite 1200                                                             Adviser and of FPA Fund
Los Angeles, CA  90064                                                 Distributors, Inc.

Christopher H. Thomas -- (45)   Assistant       Years Served:  8       Vice President and                              FPA Fund
11400 W. Olympic Blvd.          Treasurer                              Controller of the Adviser                       Distributors,
Suite 1200                                                             and of FPA Fund                                 Inc.
Los Angeles, CA  90064                                                 Distributors, Inc.

                            FPA PERENNIAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisers, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8115
(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPPFX
CUSIP: 302548102
WEBSITE: www.fpafunds.com

DISTRIBUTOR
FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.